Borrowings	6 Months Ended
Jun. 30, 2022
Borrowings [abstract]
Borrowings
12.	BORROWINGS

	December 31,	June 30,
	2021	2022
Long-term borrowings – Unsecured
Loans from government (a)	$7,341,127	$7,121,220
Other long-term borrowings (b)	19,521,647	25,210,306
Interest payables (a)	3,994,534	4,088,513

	$30,857,308	$36,420,039

a.	Loans from government
On April 27, 2011, the Singapore Economic Development Board (EDB) awarded the Company a repayable grant (the “Grant”) not exceeding SGD10 million to support the Company’s drug development activities over a five-year qualifying period commencing February 24, 2011 (the “Project”). The Project was successfully implemented, resulting in substantially the full amount of the Grant being disbursed to the Company.
In the event any of the Company’s clinical product candidates achieve commercial approval after Phase 3 clinical trials, the Company will be required to repay the funds disbursed to the Company under the Grant plus interest of 6%.
Until the Company has fulfilled its repayment obligations under the Grant, the Company has ongoing update and reporting obligations to the EDB. In the event the Company breaches any of its ongoing obligations under the Grant, EDB can revoke the Grant and demand that the Company repay the funds disbursed to the Company under the Grant. There were no breaches as of December 31, 2021, and June 30, 2022.
As of December 31, 2021, and June 30, 2022, the ending balance of the EDB loan post valuation plus accrued interest we re $11,335,661 and $11,209,733, respectively.

b.	Other long-term borrowings
Loan and Security Agreement with K2 HealthVentures LLC
On July 12, 2021, ASLAN Pharmaceuticals Limited (the “Company”) and ASLAN Pharmaceuticals (USA) Inc. as borrowers entered into a Loan, Guaranty, and Security Agreement (the “K2HV Loan Agreement”) with K2 HealthVentures LLC (“K2HV”) as administrative agent, Ankura Trust Company, LLC as collateral agent. The borrowers’ obligations under the Loan Agreement are guaranteed by ASLAN Pharmaceuticals Pte. Ltd (“ASLAN Singapore”) and any future material subsidiaries and secured by substantially all of borrowers’, ASLAN Singapore’s and any future subsidiary guarantors’ assets, other than intellectual property.
The K2HV Loan Agreement provides for up to $45.0 million of delayed draw term loans, consisting of (i) the first tranche of $20.0 million available at closing, (ii) the second and third tranches in the aggregate amount of $10.0 million subject to the Company’s achievement of certain clinical milestones related to farudodstat
 (also known as ASLAN003) and
 eblasakimab
 (also known as ASLAN004) and (iii) an uncommitted fourth tranche of up to $15.0 million.
The term loans bear interest at a floating rate equal to the greater of (i) the prime rate published by Wall Street Journal plus
5.00
% and (ii) 8.25% per annum. The monthly payments are interest-only until August 1, 2023, which may be extended to August 1, 2024, upon the Company’s achievement of certain clinical milestones. Subsequent to the interest-only period, the term loans will be payable in equal monthly installments of principal plus accrued and unpaid interest, through the maturity date which is July 1, 2025. The Company paid the lenders a one-time
$255,000 facility fee at closing and will be obligated to pay for an additional facility fee equal to 0.85% of any term loans borrowed under the fourth tranche. In addition, the Company is obligated to pay a final payment fee of 6.25% of the original principal amount of the term loans at the maturity date. The Company may elect to prepay all, but not less than all, of the term loans prior to the term loan maturity date, subject to a prepayment fee of up to 3.0% of the then outstanding principal balance. After repayment, no term loans may be borrowed again.
On July 12, 2021, the full first tranche of $20.0
million available at closing was drawn down. Due to the K2 Warrant described below, the fair value of the first tranche loan on July 12, 2021, wa
s $19,311,676. Subsequent to the interest-only period from July 1, 2021, to July 31, 2023, the term loans will be payable in equal monthly instalments of principal plus accrued and unpaid interest, through the maturity date which is July 1, 2025. However, the interest-only period can be extended up to 36 months from the loan closing upon announcement of the achievement of positive data for the Company’s Phase 2b clinical study of eblasakimab
 in atopic dermatitis which is supportive of continued clinical advancement with a commercially viable product profile, as determined by K2HV in its reasonable discretion.
Borrowings under the K2HV Facility are secured with a pledge of the borrowers’ equity interests in subsidiaries and collateral over all of the Company’s cash, goods, and other personal property, with the exception of (i) the Company’s registered intellectual property assets, (ii) personal property to the extent that granting of security over any such personal property would constitute a breach of or result in the termination of, or require any consent not obtained under, any license, agreement, instrument or other document evidencing or giving rise to such property, or is otherwise prohibited by any requirement of law, and (iii) the Company’s equity interests in JAGUAHR. Such pledge and collateral may be enforced only if there has been an event of default as stipulated in the loan agreement. As of June 30, 2022, the Company is in full compliance with the loan agreement and there have been no events of default.
In connection with the closing of the loan facility, the Company issued a warrant to purchase ordinary shares (the “K2 Warrant”) to K2HV. The number of ordinary shares exercisable under the K2 Warrant equals (i) 2.95% of the aggregate term loan advances made to the Company from time to time divided by (ii) the warrant price of $0.5257 per ordinary share (equivalent to $2.6285 per ADS). The K2 Warrant also includes a cashless exercise feature allowing the holder to receive shares underlying the warrant in an amount reduced by the aggregate exercise price that would have been payable upon exercise of the warrant for such shares. The K2 Warrant is exercisable until its expiration on July 12, 2031. The total proceeds attributed to the K2 Warrant was approximately $688,324 based on the relative fair value as of the date of the drawdown. As the number of ADS to be issued under the cashless method will continue to vary dependent to the share price of the Company, the K2 Warrants do not meet the equity classification and are classified as liability and fair valued though profit and loss. As of December 31, 2021 and June 30 2022, the fair value of the K2 Warrant was revalued t
o $223,352 and $119,351 respectively, with the difference of $104,001 being recorded as profit in other gains. See Note 20 for more detail on assumptions used in the valuation of the K2 warrant.
On January 5, 2022, the Company drew down the second tranche $5 million in full of the loan facility provided by K2HV pursuant to the Loan Agreement. The second tranche milestone was completed, and the full funds were received on February 4, 2022. As a result of the drawdown of the second tranche of the loan facility, the number of ordinary shares exercisable under the K2 Warrant increased to 1,402,891 (representing 280,578 ADS), based on the 2.95% coverage of the total drawdown facility $25 million, being the aggregate term loan advances at that date, divided by the warrant price of $0.5257 per ordinary share (equivalent to $2.6285 per ADS). As of June 30, 2022, K2HV did not exercise any warrants.